UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2007

ESS TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

California	0-26660	94-2928582
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

48401 FREMONT BOULEVARD
FREMONT, CA	94538
(Address of principal
executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 492-1088
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)     On August 15, 2007, Mr. James B. Boyd resigned as the Chief Financial Officer, Senior Vice President of Finance and Administration and Assistant Secretary of ESS Technology, Inc. (the “Company”) for reasons unrelated to the Company’s business. Mr. Boyd did not resign because of any disagreement with the Company.
(c)     On August 15, 2007, the Board of Directors of the Company appointed John Marsh as Vice President and Chief Financial Officer of the Company, effective immediately.
Mr. Marsh, 48, with more than 20 years of experience in senior-level finance positions, joined the Company in April 2001 as the International Controller. In September 2004, Mr. Marsh became the Corporate Controller. Prior to joining ESS, he held senior management positions in finance with SSE Telecom, Inc. from November 1999 to April 2001 and Cylink Corporation from January 1997 to January 1999; previously, he held finance and accounting positions with National Semiconductor Corporation. He received a Bachelor of Science degree in business administration from San Jose State University and is a certified public accountant.
The compensation package for Mr. Marsh, pursuant to an amendment to his offer letter dated as of January 11, 2007, includes (i) an annual base salary of $210,000.00 and (ii) eligibility for a performance-based bonus pursuant to the Incentive Bonus Plan of up to $40,000.00 for work related to the fiscal year ended December 31, 2007. Mr. Marsh was not granted an option in connection with his appointment because he recently received an option to purchase 110,000 shares of common stock under the Company’s 2002 Non-Executive Stock Option Plan that has an exercise price of $1.26 per share and vests at the rate of 1/48th of the original number of shares on each monthly anniversary after the date of grant. Such options were made in accordance with standard vesting terms for such awards and the 2002 Plan.
A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

99.1	Press Release dated August 15, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2007	ESS TECHNOLOGY, INC.
	By:	/s/ Robert L. Blair
Robert L. Blair
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated August 15, 2007.